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                               THE MAINSTAY FUNDS

                         Supplement dated June 29, 2007
              to the Prospectus dated March 1, 2007 ("Prospectus")



     This Supplement updates certain information contained in the above-dated Prospectus for The MainStay Funds. You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the The MainStay Funds' website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC,
Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     1. Under the section entitled "Class I Considerations," on page 114 of the Prospectus, replace the "Existing Class I Shareholder" information with the following:

       - Existing Class I Shareholder-(i) who owned shares of the no-load class of any Fund in the Eclipse family of funds as of December 31, 2003, which class was renamed MainStay Class I on January 1, 2004; (ii) who owned shares of the no-load class of any ICAP Fund as of August 28, 2006,which class was renamed MainStay Class I; or (iii) becomes a Class I Shareholder by exchanging shares of any McMorgan Fund on or after July 2, 2007.

     2. Under the section entitled "Compensation to Dealers" on pages 121-122 of the Prospectus, delete the fifth bullet point. Also, replace the seventh bullet point in its entirety with the following:

     o In addition to payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

     3. The following supplements the information under the section entitled "Exchanging Shares Among MainStay Funds" on page 131 of the Prospectus:

        While shareholders generally may not exchange shares between classes, effective July 2, 2007, shareholders of McMorgan Class and Class Z shares of any series of the McMorgan Funds may exchange their shares for Class I shares of any other MainStay Fund.

        In addition, certain clients of NYLIFE Securities who purchased more than $50,000 of Class B shares of the Funds between January 1, 2003 and June 27, 2007, have the right to convert their Class B shares for Class A shares of the same Fund at the net asset value next computed and without imposition of a contingent deferred sales charge.




                                                                    MS16ba-06/07


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     4. Replace the paragraph under the section entitled "Fund Earnings - When the Funds Pay Dividends" on page 135 of the Prospectus with the following:

        When the Funds Pay Dividends

        The Funds declare and pay any dividends, to the extent income is available, at least once a year. The Money Market Fund declares dividends on a daily basis and pays them monthly. The Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, Diversified Income Fund and Tax Free Bond Fund declare and pay dividends monthly. The Convertible Fund and Total Return Fund declare and pay any dividends quarterly. All other Funds normally declare and pay any dividends at least once a year, typically in December. Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

     5. Effective August 1, 2007, the "Portfolio Managers" section on page 141 of the Prospectus is revised to amend the portfolio manager listing for the affected portfolios as follows:

        Capital Appreciation Fund - Edmund C. Spelman and Robert J. Centrella

        Mid Cap Growth Fund - Edmund C. Spelman and Robert J. Centrella

        Small Cap Growth Fund - Edmund C. Spelman and Denise E. Higgins

     6. Effective August 1, 2007, the "Portfolio Manager Biographies" section beginning on page 141 of the Prospectus is amended to add the biographies of Robert J. Centrella and Denise E. Higgins.

        Robert J. Centrella, CFA   Mr. Centrella is a Managing Director at
        MacKay Shields and a portfolio manager for the Capital Appreciation and Mid Cap Growth Funds. He joined MacKay Shields in 1996 as a Portfolio Manager/Research Analyst in the Equity Division. Immediately prior to joining MacKay Shields, he was with Gibraltar Advisors where he was Vice President and Portfolio Manager. Prior to that, Mr. Centrella was with Foxhall Investment Management as a Portfolio Manager, and earlier in his career he was a Senior Financial Analyst at the Federal National Mortgage Association. Mr. Centrella has been in the investment management industry since 1985. He received a BS in Accounting from the University of Scranton and a MBA in Finance from George Mason University. He became a holder of the Chartered Financial Analyst designation in 1993.

        Denise E. Higgins, CFA    Ms. Higgins is a Director at MacKay Shields
        and a portfolio manager for the Small Cap Growth Fund. She joined MacKay Shields' Growth Equity team in 1999 after having spent 6 years at J.P. Morgan Investment Management, most recently as a Small Cap Portfolio Manager. Prior to that she was with Lord, Abbett & Company for 11 years. Ms. Higgins received a MBA in Finance from the Wharton School of Business at the University of Pennsylvania and a BA in Economics at The College of Mount Saint Vincent. Ms. Higgins became a holder of the Chartered Financial Analyst designation in 1985 and is a member of both the Association of Investment Management and Research and the New York Society of Security Analysts. She has been in the investment management and research industry since 1982.

     7. Wire Redemptions
        ----------------

     Effective June 28, 2007, MainStay Investments will no longer charge a fee for wire redemptions of Class I Shares.


            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.